UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 22, 2014

American Shared Hospital Services

(Exact name of Registrant as Specified in its Charter)

California	1-08789	94-2918118

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 788-5300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Private Offering

Notes and Warrants Offering

On October 22, 2014, American Shared Hospital Services (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Note and Warrant Purchase Agreement”) with Raymond C. Stachowiak, John F. Ruffle, Mert Ozyurek and David A. Larson, M.D., members of the Company’s board of directors (together, the “Investors”) to issue an aggregate of $1,000,000 in principal amount of promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase an aggregate of 200,000 shares of the common stock, no par value (the “Common Stock”), of the Company (the “Notes and Warrants Offering”).

The Notes will bear interest at a rate of 15.0% per annum, payable monthly on the 22nd of each month, beginning on November 22, 2014. The Notes will mature on October 22, 2017. The Company may prepay the Notes on or after December 31, 2015. The Notes are also subject to special mandatory redemption upon occurrence of certain corporate events.

The Warrants expire three years after their initial issuance date and may be exercised for a purchase price equal to $2.20 per share of Common Stock, the closing price per share of the Company’s Common Stock on the New York Stock Exchange MKT on the date preceding the date of the Note and Warrant Purchase Agreement, subject to customary anti-dilution adjustments. Pursuant to the terms of the Note and Warrant Purchase Agreement, the Company has agreed to provide demand registration rights with respect to the shares underlying the Warrants, with certain limited exceptions.

Common Stock Offering

Concurrently with the Note and Warrant Purchase Agreement, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with Mr. Stachowiak to sell, in a private offering, 100,000 shares of the Company’s Common Stock ( the “Private Placement Shares”, and, together with the Notes and the Warrants, the “Securities”), for gross proceeds of $220,000 (the “Common Stock Offering” and, together with the Notes and Warrants Offering, the “Private Offering”). The Common Stock Purchase Agreement contains terms and conditions that are customary for a transaction of this type. Pursuant to the terms of the Common Stock Purchase Agreement, the Company has agreed to provide demand registration rights with respect to the Private Placement Shares, with certain limited exceptions.

The Private Offering closed on October 22, 2014.

The Securities are restricted securities and may not be offered or sold absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or an applicable exemption from registration requirements.

The foregoing summary of the Note and Warrant Purchase Agreement, the Notes, Warrants and the Common Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Note and Warrant Purchase Agreement, which includes the form of Note and form of Warrant, and the Common Stock Purchase Agreement, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated in this Item 1.01 by reference.

Use of Proceeds

The Company received gross proceeds of $1,220,000 in the Private Offering, which were used, together with cash on hand, to make two “milestone” payments of $1,000,000 each to Mevion Medical Systems, Inc. (“Mevion”). The payments were due under the Company’s System Build Agreement dated as of February 26, 2007 with Mevion relating to a Clinatron 250 Proton Beam Radiation Therapy System Unit (the “System”) to be installed at Orlando Health. The Company has also entered into a commitment letter, subject to final documentation and other conditions, with a major international financial institution to provide lease financing for the completion and installation of the System at Orlando Health, which is expected to start treating patients in the first quarter of 2016.

Amendment to Shareholder Rights Plan

On October 21, 2014, the Board of Directors of the Company (the “Board”) approved the Second Amendment (the “Second Amendment”) to its existing shareholder rights plan dated as of March 22, 1999, between the Company and American Stock Transfer & Trust Company, as amended on March 12, 2009 (the “Rights Agreement”). The Second Amendment exempts acquisition of the Company’s common stock in connection with the Offering from triggering the shareholder protections under the Rights Plan.

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The Board desires to maintain for shareholders the benefits of the existing Rights Plan. The purpose of the Rights Plan is to discourage the use of coercive takeover tactics against the Company and to permit the Board, in the event of an acquisition proposal, to negotiate a fair and adequate price and terms that are in the best interest of shareholders. The Second Amendment was adopted because the Offering is not the type of transaction that the Rights Plan was designed to discourage. The Company is not aware of any actual or threatened hostile acquisition proposal.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The offer and sale of the Warrants and Private Placement Shares were made without registration under the Securities Act pursuant to the provisions of Section 4(a)(2) thereof. Additional information pertaining to the private offering of the Warrants and Private Placement Shares is contained in Item 1.01 and incorporated herein by reference.

Item 3.03	Modification to Rights of Security Holders

As indicated in the response to Item 1.01 of this Form 8-K, the Company and American Stock Transfer & Trust Company, as Rights Agent, have executed the Second Amendment, which amends the Company’s Rights Agreement. The Second Amendment modifies certain rights of holders of the rights issued under the Rights Agreement and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Second Amendment to Rights Agreement, dated as of October 22, 2014, between American Shared Hospital Services and American Stock Transfer & Trust Company
10.1	Note and Warrant Purchase Agreement, dated as of October 22, 2014, by and among the Company and the Investors.
10.2	Common Stock Purchase Agreement, dated as of October 22, 2014, by and between the Company and Raymond C. Stachowiak.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services

Dated: October 24, 2014	By:	/s/ Ernest A. Bates, M.D.
Name: Ernest A. Bates, M.D.
Title: Chairman and CEO

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amendment to Rights Agreement, dated as of October 22, 2014, between American Shared Hospital Services and American Stock Transfer & Trust Company
10.1	Note and Warrant Purchase Agreement, dated as of October 22, 2014, by and among the Company and the Investors.
10.2	Common Stock Purchase Agreement, dated as of October 22, 2014, by and between the Company and Raymond C. Stachowiak.

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